UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 17, 2004
(Date of earliest event reported)

BANCWEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7949 (Commission File Number)	99-0156159 (IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii (Address of principal executive offices)		96813 (Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communication pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities
SIGNATURE

Item 3.02 Unregistered Sales of Equity Securities

On November 17, 2004, the registrant issued 17,100,000 shares of its Class A Common Stock, par value $0.01 per share, to its sole shareholders, which are BNP Paribas and a wholly-owned subsidiary of BNP Paribas. The shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. The consideration for the shares was $855,000,000 in capital contributions previously made by those shareholders that were used by the registrant as part of the funding for its acquisitions of Community First Bankshares, Inc. and USDB Bancorp.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 19, 2004

BANCWEST CORPORATION
By:	/s/Douglas C. Grigsby Douglas C. Grigsby Executive Vice President, Chief Financial Officer and Treasurer